[Logo] STATE STREET RESEARCH

                  Concentrated Growth Fund
--------------------------------------------------------------------------------
                  Annual Report to Shareholders
                  February 28, 2001

In This Report                  Concentrating on
                                   Opportunity

                                   [Graphic]

                                      plus

                                         Modest Economic Growth Could Be
                                         Good News

                                         Growth Potential the Common
                                         Denominator for Concentrated
                                         Growth Fund

                                         Fund Portfolio and Financials

--------------------------------------------------------------------------------

  Contents

2 Review Since Inception (6/15/00)
  A look at the fund and its market
  environment

6 Performance in Perspective
  The most recent performance in the
  context of the fund's track record

8 The Fund in Detail
  Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman
What happened?

For nearly a decade, the U.S. stock market soared. Then along came 2000--a year of heightened volatility, economic uncertainty and disappointing returns. However, if your portfolio was diversified, chances are that parts of it gained ground. Many utility, healthcare and financial stocks soared 30% or more. Long-term U.S. Treasury bonds had one of their strongest years ever.

[Photo] Richard S. Davis

The lesson, of course, is that diversification is still a sensible investment principle: Divide your assets among stocks, bonds and cash. Consider funds that use different investment styles or target fast-growing industry sectors to complement your core funds. Rebalance your portfolio when it strays from its original mix. And don't let volatility derail your regular investment plan.

Diversification may not be a short-cut to your financial goals, but it's a road well traveled by successful investors.

Sincerely,


/s/ Richard S. "Dick" Davis

Richard S. "Dick" Davis
Chairman
February 28, 2001

                        Review Since Inception (6/15/00)
               Management's Discussion of Fund Performance Part 1

                            How State Street Research
                       Concentrated Growth Fund Performed

The year 2000 was difficult for growth stocks and challenging for State Street Research Concentrated Growth Fund. The fund returned -27.25% from its inception on June 15, 2000 through February 28, 2001.(1) However, that was substantially better than the Russell 1000 Growth Index, which returned -33.39% over the same period. (2)

Reasons for the Fund's Performance

As investors shifted their focus away from growth stocks in the second half of 2000, many of the fund's technology-related investments lost value. We reduced our exposure to Cisco and Nokia as their earnings prospects dimmed and replaced them with JDS Uniphase, where we saw more opportunity going forward. We also sold our position in Network Appliance, a technology storage company, as its valuation reached an extreme. After trimming it back and taking profits, we replaced it with Clear Channel, the number one radio station owner in the U.S.

The fund's investments in healthcare innovators Pfizer and Pharmacia were positive contributors to performance. Near the end of the year, we added an investment in Genzyme, a biotechnology company with attractive valuation and a strong new product line-up. Global financial service stocks and clean power providers also helped performance.

Outlook

Although we expect continued market volatility, the fund's emphasis on market leaders in key growth areas position it for long-term opportunity. Our emphasis on diversification among six growth-oriented investment themes provides a potential cushion against extreme market conditions. (See story on pages 4-5).

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1) [Down Arrow]
-27.25%

"The fund's emphasis on market leaders in key growth areas positions it for long-term opportunity."

[Photos]

Bruce Ebel and
Kennard "Pete"
Woodworth
Portfolio Managers,
State Street Research
Concentrated
Growth Fund

Russell 1000
Growth Index(2) [Down Arrow]

-33.39%

2 State Street Research Concentrated Growth Fund

[Graphic] The Fund at a Glance as of 2/28/01

State Street Research Concentrated Growth Fund focuses on long-term growth of capital.

Anadarko

We invested in this natural gas producer because we believe its increased exploration and development capacity positions it to benefit from rising natural gas prices. It is the fund's largest holding and one of its strongest performers for the year.

[Graphic]

 Hits
   &
Misses

[Graphic]

General Motors Class H

This owner of DirecTV lost favor with investors, who have become impatient as plans to sell the company have been delayed. However, we believe the sale will take place and that our patience will be rewarded in the long term.

Total Net Assets: $6.8 million
--------------------------------------------------------------------------------
Top 10 Holdings

     Issuer/Security                                            % of fund assets

 (1) Anadarko                                                               6.6%

 (2) Pfizer                                                                 6.4%

 (3) Noble Drilling                                                         6.2%

 (4) Pharmacia                                                              5.9%

 (5) Citigroup                                                              5.0%

 (6) Bed Bath & Beyond                                                      4.9%

 (7) American International Group                                           4.2%

 (8) Amdocs                                                                 3.8%

 (9) El Paso                                                                3.7%

(10) Gemstar TV Guide                                                       3.5%

     Total                                                                 50.2%

See page 11 for more detail.

Performance: Class A

Aggregate total return as of 3/31/01(3, 4)
(at maximum applicable sales charge)

     Life of Fund
       (6/15/00)
----------------------
        -41.23%

Russell 1000 Growth Index as of 3/31/01(2)

     Life of Fund
       (6/15/00)
----------------------
        -33.39%

Aggregate total return as of 2/28/01(1, 3)
(does not reflect sales charge)

     Life of Fund
       (6/15/00)
----------------------
        -27.25%

See pages 6 and 7 for data on other share classes.

--------------------------------------------------------------------------------
Top 5 Industries
% of fund assets
February 28, 2001

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

Drugs & Biotechnology                                                      17.1%
Computer Software                                                          11.4%
Communications Media & Entertainment                                        9.1%
Oil & Gas Producers                                                         6.6%
Electronics                                                                 6.3%

--------------------------------------------------------------------------------
Ticker Symbols*
State Street Research Concentrated Growth Fund

Class A: SACGX Class B(1): SPCGX Class B: STCGX Class C: SSRGX Class S: SCGSX

--------------------------------------------------------------------------------
(1)   Aggregate total returns are not annualized. Does not reflect sales charge.

(2) The Russell 1000 Growth Index contains only those stocks within the complete Russell 1000 Index (a large company index) that show above-average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Because the fund has fewer holdings than more diversified funds, there is increased exposure to volatility and possible losses.

(4) Performance reflects a maximum 5.75% Class A front-end sales charge. Returns are aggregate not annualized.

*     Proposed.

[Graphic] The Way We Think

                          Concentrating on Opportunity

                                                                       [Graphic]

                 Six investment themes provide diversification, impose discipline for Concentrated Growth Fund

If diversification is such an important investment principle, then why limit the number of stocks you own to a mere two or three dozen? Research shows that you can get sufficient diversification with as few as 15 to 20 stocks. And Bruce Ebel, portfolio manager of State Street Research Concentrated Growth Fund, says a concentrated approach offers investors the opportunity to maximize the performance impact of an elite group of companies without giving up the benefits of diversification. In fact, Ebel's diversification technique helps set Concentrated Growth Fund apart from other concentrated funds. His two-pronged management approach emphasizes rigorous stock selection; but in order to manage risk, Ebel organizes his investment search around six investment themes to ensure that the portfolio has sufficient diversity to cushion it if one sector of the market is hit hard. Listen in as Ebel talks about his approach and the six investment themes that drive the portfolio of Concentrated Growth Fund today.

Q. With more than 5,000 stocks to choose from, how do you narrow your selection down to 25 to 35 stocks?

Ebel. I think of our selection process as the Indianapolis 500 of stocks. In order for a company to qualify for the portfolio: (1) it has to be dominant in its market, (2) its market has to be large and fast-growing--this is not a fund that bets on start-ups, and (3) we have to believe the stock has the

--------------------------------------------------------------------------------
Modest Economic Growth Could Be Good News

An abrupt slowdown in U.S. economic growth in the second half of 2000 fueled speculation about recession for the year ahead. The U.S. Department of Commerce reported that the economy grew at a modest 1.1% annual rate in the fourth quarter of 2000. The Federal Reserve Board is forecasting economic growth of 2% to 2.5% for 2001. Although zero growth for several quarters could feel like a hard landing, anything in the plus column could be enough to get this nine-year-old expansion back on track.

Business Leading the Pullback

Although most of the concern has been focused on American consumers and dwindling consumer confidence, the key variable in the current economic standoff now appears to be American business. A steep drop in orders for capital equipment in February suggests that companies are scaling back investment to meet lowered expectations. Consumer confidence, however, has reversed its downward trend and rebounded sharply after dropping to its lowest level in four years.

Bonds Outperform Stocks

After a year of record-setting performance, technology stocks led the markets downward during the 12-month period ending February 28, 2001. The technology-heavy Nasdaq Composite returned -54.1% while the S&P 500 Index returned -8.2%. Despite a generally weak market, utilities, healthcare and financial stocks all generated solid returns. And despite rising short-term interest rates, U.S. government, mortgage and municipal bonds were strong performers. Foreign market performance was generally disappointing. Although the economic picture outside the U.S. is somewhat brighter (with Japan a notable exception), most foreign stock markets were in the red along with the U.S. for the year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The U.S. Economy Slows Down
% change in Gross Domestic Product (GDP)

[The following table was depicted as a bar chart in the printed material.]

Q4/99       8.3%
Q1/00       4.8%
Q2/00       5.6%
Q3/00       2.2%
Q4/00       1.1%

Source: Bureau of Economic Analysis
--------------------------------------------------------------------------------


4 State Street Research Concentrated Growth Fund potential to double in price over a two to four-year investment horizon before we include it in the portfolio.

Q. But what about risk?

Ebel. Risk management is an essential part of our management approach, but our technique is somewhat unusual because it is not constrained in terms of an index. In other words, if the Russell 1000 Growth Index, to which we compare the fund's performance, is 40% technology stocks, we don't think in terms of underweighting or overweighting technology relative to the index. Here's what we do instead: We have identified six investment themes that we focus on. Unlike sectors in an index, these themes can--and will--change over time. We seek to own stocks that meet the standards outlined above in each of the six themes. The theme discipline forces us to pay attention to risk and reduces the chances that there will be a high positive correlation among the stocks in the portfolio.

Q. What does that mean--"high positive correlation"--and why do you want to avoid it?

Ebel. It means that the portfolio will not be overly-exposed to a single market or economic factor, such as a rise or fall in interest rates, commodity prices, consumer or capital spending. If the fund owned nothing but technology stocks, it would do well when technology did well but poorly in a technology correction. And because the fund owns a limited number of stocks, any correction would be magnified even further. We avoid that by taking special care to own stocks that move to different market beats.

Q. What are the six themes in the portfolio today?

Ebel. Digital and wireless; healthcare innovation; media and entertainment; clean power; business process outsourcing and global finance. In that order, they range from 23% to 10% of the portfolio [see table]. That's another important element of the fund's discipline. We don't want any one position to be so large that it increases risk.

Q. No industrial materials or retail stocks?

Ebel. Not now. This is a growth fund, and we believe we should concentrate on growth sectors. That's another reason not to align the fund with a traditional sector-oriented index.

Q. What if one of the fund's themes hits a rough patch? Is there a way to avoid the downdraft?

Ebel. We think so. For example, last year we sold our position in Cisco Systems, which has long been the leader in the area of computer networking and communications devices. The reason? Our research showed that competitors were beginning to make serious inroads into Cisco's markets and that it was unlikely for the company to maintain its high earnings growth rate. That put its future stock price gains in jeopardy. We sold the stock at $64. At the end of the period, it was $23. |_|

Investment Themes in
Concentrated Growth Fund

[The following table was depicted as a pie chart in the printed material.]

Digital & Wireless                    25%
Healthcare Innovation                 20%
Media & Entertainment                 17%
Clean Power                           14%
Business Process Outsourcing          14%
Global Finance                        10%

--------------------------------------------------------------------------------
A Closer Look [Graphic]

[Graphic] Growth Potential the Common Denominator for Concentrated Growth Fund

Digital and Wireless

Although the sector has been hit by a cyclical slowdown, wireless communication is a global growth industry driven by new technologies and massive market potential.

Healthcare Innovation

The world's developed nations share a common demographic: their populations are aging. American healthcare providers lead the world in healthcare innovation, from large pharmaceutical companies to smaller biotechnology and medical device makers.

Media and Entertainment

A combination of attractive valuations and innovative product concepts have attracted us to key companies in this sector.

Clean Power

Our analysts were early in identifying the dynamics that led to the California power shortage. As a result, we invested in companies that are positioned to benefit from the rising demand for electricity and the growing shortage of power in key areas.

Business Process Outsourcing

As more companies see the benefits of focusing on their core businesses, the trend toward outsourcing continues to pick up steam.

Global Finance

Consolidation in the financial services sector has been ongoing for a decade, but in the years ahead we expect certain key players to strengthen their positions as global market leaders.
--------------------------------------------------------------------------------

 Performance in Perspective Management's Discussion of Fund Performance Part 2

                   Performance Figures as of February 28, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see the fund prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

Cumulative Total Return
(does not reflect
sales charge)

Life of Fund
 (6/15/00)
------------
  -27.25%

Aggregate Total Return
(at maximum applicable
sales charge)

Life of Fund
 (6/15/00)
------------
  -31.44%

[The following table was depicted as a line chart in the printed material.]

$10,000 Over Life of Fund

            Class A     Russell 1000 Growth Index

6/15/00      $9,425              $10,000
2/28/01      $6,462               $6,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return
(does not reflect
sales charge)

Life of Fund
 (6/15/00)
------------
  -27.57%

Aggregate Total Return
(at maximum applicable
sales charge)

Life of Fund
 (6/15/00)
------------
  -31.19%

[The following table was depicted as a line chart in the printed material.]

$10,000 Over Life of Fund

           Class B(1)    Russell 1000 Growth Index

6/15/00     $10,000              $10,000
2/28/01      $6,881               $6,661
--------------------------------------------------------------------------------


6 State Street Research Concentrated Growth Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return
(does not reflect
sales charge)

Life of Fund
 (6/15/00)
------------
  -27.57%

Aggregate Total Return
(at maximum applicable
sales charge)

Life of Fund
 (6/15/00)
------------
  -31.19%

[The following table was depicted as a line chart in the printed material.]

$10,000 Over Life of Fund

            Class B     Russell 1000 Growth Index

6/15/00     $10,000              $10,000
2/28/01      $6,881               $6,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return
(does not reflect
sales charge)

Life of Fund
 (6/15/00)
------------
  -27.68%

Aggregate Total Return
(at maximum applicable
sales charge)

Life of Fund
 (6/15/00)
------------
  -28.40%

[The following table was depicted as a line chart in the printed material.]

$10,000 Over Life of Fund

            Class C     Russell 1000 Growth Index

6/15/00     $10,000              $10,000
2/28/01      $7,160               $6,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return
(does not reflect
sales charge)

Life of Fund
 (6/15/00)
------------
  -27.04%

Aggregate Total Return
(at maximum applicable
sales charge)

Life of Fund
 (6/15/00)
------------
  -27.04%

$10,000 Over Life of Fund

            Class S     Russell 1000 Growth Index

6/15/00     $10,000              $10,000
2/28/01      $7,296               $6,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Closer Look                                                          [Graphic]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.
--------------------------------------------------------------------------------

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The Russell 1000 Growth Index contains only those stocks within the complete Russell 1000 Index (a large company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

[Graphic] The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                       [Graphic]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Concentrated Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Concentrated Growth Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in a concentrated portfolio of larger-size companies that appear to offer potential for long-term growth. The fund intends to concentrate its investments in a smaller number of companies than many other funds. The fund invests primarily in common stocks, but may also invest in preferred stocks and convertible securities.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest -- The fund accrues interest daily as it earns it.

o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities (net of securities' lending costs) by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund-- The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Concentrated Growth Fund

Portfolio Holdings February 28, 2001
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

*     Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

                                                                   Market
      Issuer                                            Shares     Value
      --------------------------------------------------------------------

      Common Stocks  90.2% of net assets

      Consumer Discretionary 17.3% of net assets
      --------------------------------------------------------------------

      Communications, Media & Entertainment 9.1%
      AOL Time Warner Inc. *                             5,250    $231,157
      Clear Channel Communications Inc.*                 2,610     149,162
(10)  Gemstar TV Guide International Inc.*               5,360     242,540
        Audio & Video Equipment
                                                                 ---------
                                                                   622,859
                                                                 ---------

      Printing & Publishing 3.3%
      News Corp. Ltd. #                                  6,250     228,437
                                                                 ---------

      Retail 4.9%
(6)   Bed Bath & Beyond Inc.*                           13,560     333,915
        Retail
                                                                 ---------
      Total Consumer Discretionary                               1,185,211
                                                                 ---------

      Financial Services 9.2% of net assets
      --------------------------------------------------------------------

      Insurance 4.2%
(7)   American International Group Inc.                  3,480     284,664
        Insurance
                                                                 ---------

      Miscellaneous Financial 5.0%
(5)   Citigroup, Inc.                                    6,990     343,768
        Financial Services
                                                                 ---------
      Total Financial Services                                     628,432
                                                                 ---------

      Healthcare 17.1% of net assets
      --------------------------------------------------------------------

      Drugs & Biotechnology 17.1%
      Genentech, Inc.*                                   3,380     177,450
      Genzyme Corp.*                                     1,720     151,253
(2)   Pfizer Inc.                                        9,760     439,200
        Pharmaceuticals
(4)   Pharmacia Corp.                                    7,790     402,743
        Pharmaceuticals
                                                                 ---------
                                                                 1,170,646
                                                                 ---------
      Total Healthcare                                           1,170,646
                                                                 ---------

      Other Energy 16.5% of net assets
      --------------------------------------------------------------------

      Gas Pipelines 3.7%
(9)   El Paso Corp.                                      3,630     255,189
        Natural Gas Utilities
                                                                 ---------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings February 28, 2001 CONTINUED

                                                                   Market
      Issuer                                            Shares     Value
      --------------------------------------------------------------------

      Oil & Gas Producers 6.6%
(1)   Anadarko Petroleum Corp.                           7,210    $450,625
        Oil & Gas Exploration
                                                                 ---------

      Oil Well Equipment & Services 6.2%
(3)   Noble Drilling Corp.*                              9,060     421,743
        Oil Well Services & Equipment
                                                                 ---------
      Total Other Energy                                         1,127,557
                                                                 ---------

      Producer Durables 3.1% of net assets
      --------------------------------------------------------------------

      Equipment 3.1%
      American Tower Corp. Cl. A*                        7,380     213,577
                                                                 ---------
      Total Producer Durables                                      213,577
                                                                 ---------

      Technology 24.4% of net assets
      --------------------------------------------------------------------

      Communications Technology 4.6%
      General Motors Corp. Cl. H*                       10,380     235,315
      JDS Uniphase Corp.*                                3,070      82,122
                                                                 ---------
                                                                   317,437
                                                                 ---------

      Computer Software 11.4%
(8)   Amdocs Ltd.*                                       3,974     258,350
        Software & Programming
      i2 Technologies Inc.*                              4,670     125,506
      Mercury Interactive Corp.*                         3,250     204,547
      Veritas Software Co.*                              2,930     190,267
                                                                 ---------
                                                                   778,670
                                                                 ---------

      Computer Technology 2.1%
      EMC Corp.*                                         3,670     145,919
                                                                 ---------

      Electronics 6.3%
      Applera Corp. - Applied Biosystems Group           2,650     183,115
      Kopin Corp.*                                      12,590      88,917
      Solectron Corp.*                                   5,800     158,050
                                                                 ---------
                                                                   430,082
                                                                 ---------
      Total Technology                                           1,672,108
                                                                 ---------

      Utilities 2.6% of net assets
      --------------------------------------------------------------------

      Telecommunications 2.6%
      XO Communications Inc. Cl. A*                     11,940    $177,608
                                                                 ---------
      Total Utilities                                              177,608
                                                                 ---------

      Total Common Stocks                                        6,175,139(a)
                                                                 ---------

--------------------------------------------------------------------------------
(a) The fund paid a total of $7,416,620 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12 State Street Research Concentrated Growth Fund

                                                        Coupon              Maturity          Amount of                  Market
Issuer                                                   Rate                 Date            Principal                   Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 8.1% of net assets

American Express Credit Corp.                           5.42%               3/01/2001         $330,000                  $330,000

General Electric Capital Corp.                          5.35%               3/06/2001          127,000                   127,000

Household Finance Corp.                                 5.42%               3/06/2001          100,000                   100,000
                                                                                                                      ----------
Total Commercial Paper                                                                                                   557,000(1)
                                                                                                                      ----------

                                                                                % of
                                                                             Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments                                                                     98.3%                                 $6,732,139(2)

Cash and Other Assets, Less Liabilities                                          1.7%                                    114,315
                                                                               ------                                 ----------
Net Assets                                                                     100.0%                                 $6,846,454
                                                                               =====                                  ==========

--------------------------------------------------------------------------------
(1) The fund paid a total of $557,000 for these securities.
--------------------------------------------------------------------------------
(2) The fund paid a total of $7,973,620 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At February 28, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $8,006,813 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                        $217,009

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (1,491,683)
                                                                    -----------
                                                                    ($1,274,674)
                                                                    ===========
--------------------------------------------------------------------------------

At February 28, 2001, the fund had a capital loss carryforward of $137,243 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on February 28, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through February 28, 2001, the fund incurred net capital losses of approximately $898,000 and intends to defer and treat such losses as arising in the fiscal year ended February 28, 2002.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  February 28, 2001
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value                                             $6,732,139(1)
Cash                                                                     349
Receivable from distributor                                           90,881
Receivable for fund shares sold                                       38,634
Receivable for securities sold                                         2,667
Dividends and interest receivable                                      2,258
Other assets                                                          61,566
                                                                 -----------
                                                                   6,928,494

Liabilities

Accrued administration fee                                            11,092
Accrued transfer agent and shareholder services                        9,375
Accrued trustees' fees                                                 7,120
Accrued management fee                                                 4,659
Accrued distribution and service fees                                  3,744
Payable for fund shares purchased                                      1,250
Other accrued expenses                                                44,800
                                                                 -----------
                                                                      82,040
                                                                 -----------

Net Assets                                                        $6,846,454
                                                                 ===========

Net Assets consist of:
  Unrealized depreciation of investments                         ($1,241,481)
  Accumulated net realized loss                                   (1,068,827)
  Paid-in capital                                                  9,156,762
                                                                 -----------
                                                                  $6,846,454(2)
                                                                 ===========

--------------------------------------------------------------------------------
(1) The fund paid a total of $7,973,620 for these securities.
--------------------------------------------------------------------------------
(2) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

             Net Assets  /  Number of Shares   =    NAV
       A     $2,510,536         365,867             $6.86*
       B(1)  $2,502,467         366,403             $6.83**
       B       $833,148         121,948             $6.83**
       C       $620,373          90,950             $6.82**
       S       $379,930          55,248             $6.88

*     Maximum offering price per share $7.28 ($6.86 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14 State Street Research Concentrated Growth Fund

Statement of
Operations
For the period June 15, 2000 (commencement of operations) to February 28, 2001
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                             $8,422
Interest                                                              16,266
                                                                 -----------
                                                                      24,688

Expenses

Custodian fee                                                         71,200
Administration fee                                                    49,098(1)
Management fee                                                        33,904(2)
Transfer agent and shareholder services                               28,249(3)
Reports to shareholders                                               17,800
Registration fees                                                     17,800
Audit fee                                                             15,130
Distribution and service fees - Class A                                4,094(4)
Distribution and service fees - Class B(1)                            13,832(4)
Distribution and service fees - Class B                                5,849(4)
Distribution and service fees - Class C                                3,228(4)
Legal fees                                                             7,120
Trustees' fees                                                         7,120(5)
Miscellaneous                                                          2,670
                                                                 -----------
                                                                     277,094
Expenses borne by the distributor                                   (199,878)(6)
Fees paid indirectly                                                  (2,349)(7)
                                                                 -----------
                                                                      74,867
                                                                 -----------
Net investment loss                                                  (50,179)
                                                                 -----------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                                  (1,068,827)(8)
Change in unrealized depreciation
  of investments                                                  (1,241,481)
                                                                 -----------
Net loss on investments                                           (2,310,308)
                                                                 -----------
Net decrease in net assets resulting
  from operations                                                ($2,360,487)
                                                                 ===========

--------------------------------------------------------------------------------
(1) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund.
--------------------------------------------------------------------------------
(2)   The management fee is 0.85% of average net assets.
--------------------------------------------------------------------------------
(3) Includes a total of $12,562 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(4) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(5) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(6) Represents the share of expenses that the Fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(7)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(8) To earn this, the fund sold $3,174,255 of securities. During this same period, the fund also bought $11,659,702 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in
Net Assets
For the period June 15, 2000 (commencement of operations) to February 28, 2001
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

Increase (Decrease) in Net Assets

Operations:
Net investment loss                                                 ($50,179)
Net realized loss on investments                                  (1,068,827)
Change in unrealized depreciation
  of investments                                                  (1,241,481)
                                                                  ----------
Net decrease resulting from operations                            (2,360,487)
                                                                  ----------

Net increase from fund share transactions                          9,206,941(1)
                                                                  ----------
Total increase in net assets                                       6,846,454

Net Assets

Beginning of period                                                       --
                                                                  ----------
End of period                                                     $6,846,454
                                                                  ==========

The text and notes are an integral part of the financial statements.


16 State Street Research Concentrated Growth Fund

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                        June 15, 2000
                                                 (Commencement of Operations)
                                                     to February 28, 2001
                                              ----------------------------------
Class A                                          Shares             Amount
================================================================================
 Shares sold                                    406,745           $3,683,958*

 Shares redeemed                                (40,878)            (324,566)
                                              ----------------------------------
 Net increase                                   365,867           $3,359,392
                                              ==================================

Class B(1)                                       Shares               Amount
================================================================================
 Shares sold                                    377,396           $3,476,021**

 Shares redeemed                                (10,993)             (96,679)***
                                              ----------------------------------
 Net increase                                   366,403           $3,379,342
                                              ==================================

Class B                                          Shares               Amount
================================================================================
 Shares sold                                    132,746           $1,228,419**

 Shares redeemed                                (10,798)             (89,505)***
                                              ----------------------------------
 Net increase                                   121,948           $1,138,914
                                              ==================================

Class C                                          Shares               Amount
================================================================================
 Shares sold                                     93,034             $801,920**

 Shares redeemed                                 (2,084)             (15,551)
                                              ----------------------------------
 Net increase                                    90,950             $786,369
                                              ==================================

Class S                                          Shares               Amount
================================================================================
 Shares sold                                     65,717             $623,593

 Shares redeemed                                (10,469)             (80,669)
                                              ----------------------------------
 Net increase                                    55,248             $542,924
                                              ==================================

--------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share. MetLife owned 42,418 shares of each Class A, Class B(1), Class B, Class C and Class S of the fund.

* Includes $12,277 and $36,791 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $54,341, $1,669 and $248 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $571 and $797 in deferred sales charges collected by the distributor for Class B(1) and Class B.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the period June 15, 2000 (commencement of operations) to February 28, 2001(a).

Per Share Data                                              Class A       Class B(1)      Class B        Class C        Class S
===================================================================================================================================
Net asset value, beginning of period ($)                       9.43           9.43           9.43           9.43           9.43
                                                             ------         ------         ------         ------         ------

 Net investment loss ($)*                                     (0.05)         (0.09)         (0.09)         (0.09)         (0.03)

 Net realized and unrealized loss on investments ($)          (2.52)         (2.51)         (2.51)         (2.52)         (2.52)
                                                             ------         ------         ------         ------         ------

Total from investment operations ($)                          (2.57)         (2.60)         (2.60)         (2.61)         (2.55)
                                                             ------         ------         ------         ------         ------

Net asset value, end of period ($)                             6.86           6.83           6.83           6.82           6.88
                                                             ======         ======         ======         ======         ======

Total return (%)(b)                                          (27.25)(c)     (27.57)(c)     (27.57)(c)     (27.68)(c)     (27.04)(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)                     2,511          2,502            833            620            380

Expense ratio (%)*                                             1.56(d)        2.26(d)        2.26(d)        2.26(d)        1.26(d)

Expense ratio after expense reductions (%)*                    1.50(d)        2.20(d)        2.20(d)        2.20(d)        1.20(d)

Ratio of net investment loss to average net assets (%)*       (0.90)(d)      (1.60)(d)      (1.56)(d)      (1.49)(d)      (0.51)(d)

Portfolio turnover rate (%)                                   59.11          59.11          59.11          59.11          59.11

*Reflects voluntary reduction of
 expenses per share of these amounts                           0.28           0.28           0.31           0.33           0.33

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c)   Not annualized.

(d)   Annualized.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Concentrated Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Concentrated Growth Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at February 28, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2001


18 State Street Research Concentrated Growth Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity
Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH
One Financial Center o Boston, MA 02111-2690

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Argo Fund.

(3)   Formerly State Street Research Alpha Fund.

(4) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Concentrated Growth Fund prospectus. When used after June 30, 2001 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                           Growth

CONSERVATIVE                                                                          AGGRESSIVE
High Income Fund              Large-Cap Value Fund(2)            Global Resources Fund
Strategic Income Fund         Mid-Cap Value Fund(3)              Emerging Growth Fund
New York Tax-Free Fund        Strategic Growth & Income Fund     Health Sciences Fund
Tax-Exempt Fund               Strategic Income Plus Fund         Mid-Cap Growth Fund
Government Income Fund                                           Aurora Fund
Money Market Fund(4)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Large-Cap Growth Fund(1)
                                                                 Galileo Fund
                                                                 Investment Trust
                                                                 Legacy Fund

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Control Number:(exp0402)SSR-LD                                      CG-1221-0401

[Logo] STATE STREET RESEARCH

                  Health Sciences Fund
--------------------------------------------------------------------------------
                  Annual Report to Shareholders
                  February 28, 2001

In This Report                      A Healthy
                                   Outlook for
                              Health Sciences Fund

                                   [Graphic]

                              plus

                                    Modest Economic Growth Could Be
                                    Good News

                                    Biotechnology or Pharmaceutical--
                                    What's the Difference?

                                    Fund Portfolio and Financials

--------------------------------------------------------------------------------

  Contents

2 12 Month Review
  A look at the fund and its market
  environment over the past 12 months

6 Performance in Perspective
  The most recent performance in the
  context of the fund's track record

8 The Fund in Detail
  Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

What happened?

For nearly a decade, the U.S. stock market soared. Then along came 2000--a year of heightened volatility, economic uncertainty and disappointing returns. However, if your portfolio was diversified, chances are that parts of it gained ground. Many utility, healthcare and financial stocks soared 30% or more. Long-term U.S. Treasury bonds had one of their strongest years ever.

[Photo] Richard S. Davis

The lesson, of course, is that diversification is still a sensible investment principle: Divide your assets among stocks, bonds and cash. Consider funds that use different investment styles or target fast-growing industry sectors to complement your core funds. Rebalance your portfolio when it strays from its original mix. And don't let volatility derail your regular investment plan.

Diversification may not be a short-cut to your financial goals, but it's a road well traveled by successful investors.

Sincerely,


/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
February 28, 2001

12 Month Review Management's Discussion of Fund Performance Part 1

                            How State Street Research
                         Health Sciences Fund Performed

Although the year 2000 was difficult for most growth stocks, it was a strong year for State Street Research Health Sciences Fund. The fund returned 14.31% for the 12 months ended February 28, 2001.1 That was substantially better than the S&P 500 Index, which returned -8.19%.2 The fund also outperformed its peer group, the Lipper Health/Biotechnology Funds Average, which returned 5.35% over the same period.(3)

Reasons for the Fund's Performance

Euphoria in the biotechnology sector faded early in the period as it became apparent that the timeline for turning genomics findings into profitable products was years away. While volatile segments of healthcare and biotechnology lost ground, the fund's investments in more conservative large- and mid-cap pharmaceutical companies delivered strong returns.

As the economy weakened, large, blue-chip pharmaceutical companies with steady earnings growth, such as Pfizer and Pharmacia, contributed strongly to performance. We continue to hold both stocks because we believe that their long-term prospects remain strong.

Outlook

Although we expect volatility that could continue, we believe that the fund's somewhat conservative positioning provides a cushion against extreme market conditions. The fund's balance between solid, long-term performers and smaller companies with good opportunities should provide room for growth.

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

Class A Shares(1) [Up Arrow]
14.31%

"The fund's investments in more conservative segments, such as large- and mid-cap pharmaceutical companies, helped deliver strong returns."

[Photo] Dr. John Borzilleri

Dr. John Borzilleri

Portfolio Manager,
State Street Research
Health Sciences Fund

S&P 500
Index(2) [Down Arrow]
-8.19%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Health Sciences Fund

[Graphic] The Fund at a Glance as of 2/28/01

State Street Research Health Sciences Fund focuses on long-term growth of capital.

Genzyme

An established biotechnology firm with good new product flow. The stock was modestly valued when it was added to the fund, and it has been one of the year's best performers.

[Graphic]

 Hits
   &
Misses

[Graphic]

Schering-Plough

After a good 2000, the stock fell approximately 20% early in 2001 after manufacturing problems were announced. However, we have held on to it because the company's solid product line and strong growth prospects bode well for a rebound.

Total Net Assets: $15 million
--------------------------------------------------------------------------------
Top 10 Holdings

      Issuer/Security                                           % of fund assets

 (1)  Pharmacia                                                             6.9%

 (2)  Pfizer                                                                5.9%

 (3)  Schering-Plough                                                       4.8%

 (4)  Genzyme                                                               4.6%

 (5)  American Home Products                                                2.5%

 (6)  Mylan Laboratories                                                    2.4%

 (7)  Versicor                                                              2.4%

 (8)  Johnson & Johnson                                                     2.4%

 (9)  Aspect Medical Systems                                                2.3%

(10)  ICN Pharmaceuticals                                                   2.3%

      Total                                                                36.5%

See page 11 for more detail.

Performance: Class A

Fund average annual total return as of 3/31/01(4, 5)
(at maximum applicable sales charge)

                    Life of Fund
  1 Year             (12/21/99)
--------------------------------------------------------------------------------
  11.19%               24.65%

S&P 500 Index as of 3/31/01(2)

                    Life of Fund
  1 Year             (12/21/99)
--------------------------------------------------------------------------------
  -21.67%              -16.68%

Fund average annual total return as of 2/28/01(4)
(does not reflect sales charge)

                    Life of Fund
  1 Year             (12/21/99)
--------------------------------------------------------------------------------
  14.31%               42.16%

See pages 6 and 7 for data on other share classes.

--------------------------------------------------------------------------------
Top 5 Industries
% of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

February 29, 2000

Drugs & Biotechnology                                                      73.5%
Hospital Supply                                                             8.6%
Multi-Sector                                                                5.2%
Industrial Products                                                         4.1%
Healthcare Services                                                         2.6%

February 28, 2001

Drugs & Biotechnology                                                      67.2%
Hospital Supply                                                             9.1%
Healthcare Services                                                         4.2%
Insurance                                                                   1.9%
Agriculture                                                                 1.6%

--------------------------------------------------------------------------------
Ticker Symbols*
State Street Research Health Sciences Fund

Class A: SHSAX Class B(1): SHSPX Class B: SHSBX Class C: SHSCX Class S: SHSSX

--------------------------------------------------------------------------------

(1)   Does not reflect sales charge.

(2) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Health/Biotechnology Funds Average represents competitive groups of mutual funds maintained by Lipper Inc., an independent provider of mutual fund data. In September 1999, Lipper introduced a new portfolio-based classification system for all open-end U.S. diversified equity funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Because this fund is focused on one market sector, it may involve more risk than broadly diversified funds, since its entire portfolio will be impacted by the performance of the healthcare industry.

(5)   Performance reflects a maximum 5.75% Class A front-end sales charge.

*     Proposed.

[Graphic] The Way We Think

                                    A Healthy
                                   Outlook for
                              Health Sciences Fund

                                                                       [Graphic]

It doesn't take a degree in medical science to manage a healthcare mutual fund, but it certainly helps. Dr. John Borzilleri's ability to speak the language of both medicine and the market gives him an edge when it comes to product analysis, especially in the riskiest areas of biotechnology and genomics. Nevertheless, his approach to managing Health Sciences Fund is on the conservative side. Borzilleri favors companies with solid earnings prospects and good product pipe lines. His investments in small, biotechnology companies engage his medical knowledge and are limited to companies where the science behind the products is clear and his confidence is high. Listen in as Dr. Borzilleri speaks about how he manages the fund.

Q. It was a good year for healthcare stocks. What factors drove the sector?

Borzilleri. Biotechnology and genomics stocks were headliners early in 2000. Then, many of the high fliers settled back to earth and large pharmaceutical company stocks came on strong. However, the entire healthcare sector pulled back during the first week in January by about 10%.

Q. Why such a strong sell-off so early in the year?

Borzilleri. I think investors saw the Federal Reserve Board's interest rate

--------------------------------------------------------------------------------
Modest Economic Growth Could Be Good News

An abrupt slowdown in U.S. economic growth in the second half of 2000 fueled speculation about recession for the year ahead.The U.S. Department of Commerce reported that the economy grew at a modest 1.1% annual rate in the fourth quarter of 2000. The Federal Reserve Board is forecasting economic growth of 2% to 2.5% for 2001. Although zero growth for several quarters could feel like a hard landing, anything in the plus column could be enough to get this nine-year-old expansion back on track.

Business Leading the Pullback

Although most of the concern has been focused on American consumers and dwindling consumer confidence, the key variable in the current economic standoff now appears to be American business. A steep drop in orders for capital equipment in February suggests that companies are scaling back investment to meet lowered expectations. Consumer confidence, however, has reversed its downward trend and rebounded sharply after dropping to its lowest level in four years.

Bonds Outperform Stocks

After a year of record-setting performance, technology stocks led the markets downward during the 12-month period ending February 28, 2001. The technology-heavy Nasdaq Composite returned -54.1% while the S&P 500 Index returned -8.2%. Despite a generally weak market, utilities, healthcare and financial stocks all generated solid returns. And despite rising short-term interest rates, U.S. government, mortgage and municipal bonds were strong performers. Foreign market performance was generally disappointing. Although the economic picture outside the U.S. is somewhat brighter (with Japan a notable exception), most foreign stock markets were in the red along with the U.S. for the year.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

The U.S. Economy Slows Down

% change in Gross Domestic Product (GDP)

8.3       4.8       5.6       2.2       1.1
Q4/99     Q1/00     Q2/00     Q3/00     Q4/00

Source: Bureau of Economic Analysis
--------------------------------------------------------------------------------


4 State Street Research Health Sciences Fund cuts as a sign that technology and economically sensitive stocks were going to turn around. They took their profits in healthcare and went into other sectors.

Q. How have you positioned Health Sciences Fund to withstand volatility in the market as well as uncertainty in the economy?

Borzilleri. In general, I take a somewhat conservative approach to the sector. Approximately 50% of the portfolio is invested in large pharmaceutical companies. I expect that position to remain relatively high, but it is especially high in light of a weak economy. The balance of the portfolio is divided between solid mid-cap pharmaceutical companies and some smaller biotechnology companies.

Q. Pharmacia and Pfizer are the two largest stocks in the fund. Why have they done better than their closest competitors?

Borzilleri. Both have prospects for earnings growth of 20% or more going forward, which is higher than that of their closest competitors. Both have the potential to realize cost savings as the result of recent mergers, which should translate into higher profit margins. One more thing: neither company has any drug of substance going off patent in the near term, and many of their competitors do.

Q. What do you look for in a biotechnology stock?

Borzilleri. One of the fund's best performers has been Genzyme, a mid-cap biotechnology company that is a good example of the kind of biotechnology company I look for. It was relatively inexpensive when we bought it. It has a big new product, Renagel, that is used in association with dialysis for kidney failure as well as three or four major specialty genetic products in late-stage development.

Q. Do you invest in any smaller companies with products still in development?

Borzilleri. I took advantage of the downturn in biotechnology to pick up some smaller companies that had been beaten down. For example, I invested in CV Therapeutic, a company with a new treatment for angina, and Versicor, a company that focuses on infectious diseases. Many of the small companies I own have "phase 3" products, which means there is clinical data to look at, they work, and they are safe. But there is always risk. This is where I believe my medical background really helps my analysis. With an understanding of the science behind the product, it's easier to make a reasonable assessment of a company's prospects.

Q. What about genomics? What should investors understand about it?

Borzilleri. I think investors should be wary. It's too early to know which companies are going to succeed and which technologies are going to dominate. We could be five to seven years away from any real products. In Health Sciences Fund, I have limited my exposure in genomics to companies that make the equipment used in the drug discovery process. I have a high degree of confidence that they can succeed no matter where the products come from. |_|

A Closer Look [Graphic]

Biotechnology or Pharmaceutical- What's the Difference?

[Graphic]

The strict definition of a biotechnology company is one whose products are made using a biological process. One of the first modern-age biotechnology products, Amgen's Epogen, is a natural hormone made by human kidneys that makes red blood cells grow. The drug is made in a big fermenter using mammalian cells. The cells are the factory for the drug.

Biotechnology's biological processes are different from the chemical processes that many large pharmaceutical companies use to manufacturer drugs, mostly in the form of pills. However, pharmaceutical companies have been making biological treatments for decades--Eli Lilly's insulin, for example, and vaccines made by Merck and SmithKline Beecham.

In the decade since we started to think about it as an industry, the lines between biotechnology and pharmaceuticals has blurred. Today, a lot of little drug companies are lumped into biotechnology simply because they are small. And some early biotechnology companies have been so successful that they have grown quite large. Now genomics companies are included in biotechnology even though they don't fit the strict definition. And as healthcare innovation advances, the lines are likely to blur even more.

Performance in Perspective Management's Discussion of Fund Performance Part 2

                   Performance Figures as of February 28, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see the fund prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

Cumulative Total Return
(does not reflect
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
14.31%      52.37%

Average Annual Total Return
(at maximum applicable
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
 7.74%       35.30%

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

$10,000 Over Life of Fund

                 Class A      S&P 500 Index
12/20/99          9425        10000
2/29/00          11841         9689
2/28/01          13536         8895
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return
(does not reflect
sales charge)

          Life of Fund
1 Year    (12/21/99)
-----------------------
14.32%      52.38%

Average Annual Total Return
(at maximum applicable
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
 9.32%       39.04%

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

$10,000 Over Life of Fund

                 Class B(1)   S&P 500 Index
12/20/99         10000        10000
2/29/00          12830         9689
2/28/01          14838         8895
--------------------------------------------------------------------------------


6 State Street Research Health Sciences Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return
(does not reflect
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
14.16%       52.17%

Average Annual Total Return
(at maximum applicable
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
 9.16%       38.87%

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

$10,000 Over Life of Fund

                 Class B      S&P 500 Index
12/20/99         10000        10000
2/29/00          12830         9689
2/28/01          14817         8895
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return
(does not reflect
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
14.07%       52.06%

Average Annual Total Return
(at maximum applicable
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
13.07%       41.92%

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

$10,000 Over Life of Fund

                 Class C      S&P 500 Index
12/20/99         10000        10000
2/29/00          13330         9689
2/28/01          15206         8895
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see the prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return
(does not reflect
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
14.31%       52.37%

Average Annual Total Return
(at maximum applicable
sales charge)

          Life of Fund
1 Year     (12/21/99)
-----------------------
14.31%       42.16%

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

$10,000 Over Life of Fund

                 Class S      S&P 500 Index
12/20/99         10000        10000
2/29/00          13330         9689
2/28/01          15237         8895
--------------------------------------------------------------------------------

A Closer Look [Graphic]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

For Class B(1) B, C, and S, performance for the period December 20, 1999 through October 16, 2000 (commencement of share class) reflects performance of Class A shares.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially, the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

[Graphic] The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                       [Graphic]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Health Sciences Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Health Sciences Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in securities of companies in health sciences and related industries. These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From March 1, 2000 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest -- The fund accrues interest daily as it earns it.

o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities (net of securities' lending costs) by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund-- The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Health Sciences Fund

Portfolio Holdings  February 28, 2001
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

*     Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

                                                                   Market
     Issuer                                             Shares     Value
     ----------------------------------------------------------------------

     Common Stocks  88.6% of net assets

     Financial Services 1.9% of net assets
     ----------------------------------------------------------------------

     Insurance 1.9%
     Cigna Corp.                                         2,600     $285,142
                                                                 ----------
     Total Financial Services                                       285,142
                                                                 ----------

     Healthcare 81.3% of net assets
     ----------------------------------------------------------------------

     Drugs & Biotechnology 67.2%
     Allergan Inc.                                       3,125      271,719
 (5) American Home Products Corp.                        6,022      371,979
       Pharmaceuticals, Consumer
       Healthcare and Agricultural Products
     Amgen Inc.*                                         3,075      221,592
     Andrx Corp.*                                        5,650      323,551
     Aviron Corp.*                                       5,250      220,172
     Barr Laboratories, Inc.*                            3,125      173,750
     Baxter International Inc.                           2,550      234,830
     Biogen Inc.*                                        4,525      323,820
     BioMarin Pharmaceutical Inc.*                      19,475      165,538
     Bristol-Myers Squibb Co.                            3,075      194,986
     Cor Therapeutics Inc.                               4,775      164,141
     CV Therapeutics Inc.*                               6,000      214,500
 (4) Genzyme Corp.*                                      7,866      691,716
      Therapeutic and Diagnostics Products
     GlaxoSmithKline PLC #                               3,675      203,264
(10) ICN Pharmaceuticals Inc.                           12,925      343,288
       Pharmaceuticals
     Inhale Therapeutic Systems, Inc.*                   7,425      206,972
     IVAX Corp.*                                         6,750      253,125
 (8) Johnson & Johnson                                   3,650      355,254
       Pharmaceuticals
 (6) Matrix Pharmaceuticals Inc.*                       15,575      178,139
     Mylan Laboratories Inc.                            15,425      360,945
       Pharmaceuticals
     Neopharm Inc.                                       9,625      210,547
     Novartis AG  #                                      7,450      317,891
 (2) Pfizer Inc.                                        19,727      887,715
       Pharmaceuticals
 (1) Pharmacia Corp.                                    20,061    1,037,154
       Pharmaceuticals
     SangStat Medical Corp.*                            32,082      336,861
 (3) Schering-Plough Corp.                              17,991      724,138
       Pharmaceuticals
     Sepracor Inc.*                                      6,200      322,012

            The text and notes are an integral part of the financial statements.

Portfolio Holdings February 28, 2001 CONTINUED

                                                                   Market
     Issuer                                             Shares     Value
     ----------------------------------------------------------------------
     Teva Pharmaceutical Industries Ltd. #               4,900     $312,375
     Titan Pharmaceuticals Inc.                          4,600      142,600
 (7) Versicor Inc.*                                     38,678      355,354
       Biopharmaceutical
                                                                 ----------
                                                                 10,119,928
                                                                 ----------

     Healthcare Facilities 0.8%
     HCA Healthcare Corp.                                2,975      117,810
                                                                 ----------

     Healthcare Services 4.2%
     Caremark RX Inc.*                                  17,250      241,500
     Community Health Systems Inc.*                      4,425      124,564
     Wellpoint Health Networks Inc. Cl. A*               2,775      274,308
                                                                 ----------
                                                                    640,372
                                                                 ----------

     Hospital Supply 9.1%
     Aradigm Corp.*                                     28,775      266,169
 (9) Aspect Medical Systems,Inc.*                       34,365      343,650
       Medical Equipment & Supplies
     Becton Dickinson & Co.                              5,025      180,799
     Inverness Medical Technology Inc.                   8,700      243,600
     Medtronic Inc.                                      3,800      194,484
     Radiance Medical Systems Inc.                      23,600      135,700
                                                                 ----------
                                                                  1,364,402
                                                                 ----------
     Total Healthcare                                            12,242,512
                                                                 ----------

     Materials & Processing 2.8%
     ----------------------------------------------------------------------

     Agriculture 1.6%
     Monsanto Co.                                        7,605      243,360
                                                                 ----------

     Chemicals 1.2%
     Syngenta AG # *                                    15,675      181,830
                                                                 ----------
     Total Materials & Processing                                   425,190
                                                                 ----------

     Producer Durables 0.9%
     ----------------------------------------------------------------------

     Industrial Products 0.9%
     Waters Corp.*                                       2,175      143,246
                                                                 ----------
     Total Producer Durables                                        143,246
                                                                 ----------

     Technology 1.3%
     ----------------------------------------------------------------------

     Electronics 1.3%
     Applera Corp. - Applied Biosystems Group            2,815      194,517
                                                                 ----------
     Total Technology                                               194,517
                                                                 ----------

     Non-U.S. Equities 0.4%
     ----------------------------------------------------------------------
     Actelion Ltd                                          175       64,826
                                                                 ----------
     Total Non-U.S. Equities                                         64,826
                                                                 ----------

     Total Common Stocks                                         13,355,433(a)
                                                                 ----------

--------------------------------------------------------------------------------
(a) The fund paid a total of $13,486,084 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12 State Street Research Health Sciences Fund

                                          Coupon              Maturity           Amount           Market
Issuer                                     Rate                 Date          of Principal         Value
----------------------------------------------------------------------------------------------------------
Commercial Paper 14.3% of net assets

American Express Credit Corp.              5.42%              3/02/2001         $166,000          $166,000

American Express Credit Corp.              5.35%              3/09/2001          368,000           368,000

Caterpillar Financial Services NV          5.45%              3/12/2001          302,000           301,497

Ford Motor Credit Co.                      5.48%              3/06/2001          700,000           700,000

Merrill Lynch & Company Inc.               5.46%              3/01/2001          616,000           616,000
                                                                                                 ---------
Total Commercial Paper                                                                           2,151,497(1)
                                                                                                 ---------

--------------------------------------------------------------------------------
(1) The fund paid a total of $2,151,497 for these securities.
--------------------------------------------------------------------------------

                                                                % of
                                                             Net Assets
----------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments                                                     102.9%                         $15,506,930

Cash and Other Assets, Less Liabilities                          (2.9)%                           (443,405)
                                                                ------                         -----------

Net Assets                                                      100.0%                         $15,063,525(2)
                                                                ======                         -----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $15,637,581 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At February 28, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $15,771,306 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                        $537,623

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                        (801,999)
                                                                    ------------
                                                                      ($264,376)
                                                                    ============
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  February 28, 2001
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value                                           $15,506,930(1)
Cash                                                                 50,483
Receivable from distributor                                         161,783
Receivable for fund shares sold                                     151,321
Dividends and interest receivable                                     6,624
Other assets                                                         68,361
                                                                -----------
                                                                 15,945,502

Liabilities

Payable for securities purchased                                    737,958
Accrued transfer agent and shareholder services                      59,303
Accrued trustees' fees                                               10,382
Accrued management fee                                                8,021
Payable for fund shares redeemed                                      7,056
Accrued administration fee                                            5,714
Accrued distribution and service fees                                 5,563
Other accrued expenses                                               47,980
                                                                -----------
                                                                    881,977
                                                                -----------

Net Assets                                                      $15,063,525
                                                                -----------

Net Assets consist of:
  Unrealized depreciation of investments                          ($130,651)
  Accumulated net realized loss                                     (71,441)
  Paid-in capital                                                15,265,617
                                                                -----------
                                                                $15,063,525(2)
                                                                ===========

--------------------------------------------------------------------------------
(1) The fund paid a total of $15,637,581 for these securities.
--------------------------------------------------------------------------------
(2) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

            Net Assets   /  Number of Shares   =    NAV
      A     $6,862,971         485,416             $14.14*
      B(1)  $4,645,175         328,445             $14.14**
      B     $1,964,047         139,133             $14.12**
      C       $645,154          45,712             $14.11**
      S       $946,178          66,905             $14.14

*     Maximum offering price per share $15.00 ($14.14 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

14 State Street Research Health Sciences Fund

Statement of
Operations  For the year ended February 28, 2001
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                            $19,038(1)
Interest                                                              32,953
                                                                   ---------
                                                                      51,991

Expenses

Custodian fee                                                         89,190
Transfer agent and shareholder services                               80,623(2)
Administration fee                                                    43,173(3)
Management fee                                                        32,084(4)
Registration fees                                                     29,697
Audit fee                                                             24,510
Reports to shareholders                                               18,790
Trustees' fees                                                        10,382(5)
Distribution and service fees-Class A                                  7,406(6)
Distribution and service fees-Class B(1)                               8,611(6)
Distribution and service fees-Class B                                  3,403(6)
Distribution and service fees-Class C                                  1,859(6)
Legal fees                                                             3,580
Miscellaneous                                                          3,794
                                                                   ---------
                                                                     357,102
Fees paid indirectly                                                  (2,167)(7)
Expenses borne by the distributor                                   (280,182)(8)
                                                                   ---------
                                                                      74,753
                                                                   ---------
Net investment loss                                                  (22,762)
                                                                   ---------

Realized and Unrealized
Gain (Loss) on Investments

Net realized gain on investments                                     297,865(9)
Change in unrealized depreciation
  of investments                                                    (464,709)
                                                                   ---------
Net loss on investments                                             (166,844)
                                                                   ---------
Net decrease in net assets resulting
  from operations                                                  ($189,606)
                                                                   =========

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $97.
--------------------------------------------------------------------------------
(2) Includes a total of $8,865 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(3) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund.
--------------------------------------------------------------------------------
(4)   The management fee is 0.75% of average net assets.
--------------------------------------------------------------------------------
(5) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(6) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(7)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $5,860,781 of securities. During this same period, the fund also bought $17,797,758 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                            December 21, 1999
                                            (Commencement of
                                             Operations) to      Year ended
                                           February 29, 2000  February 28, 2001
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                                 ($320)          ($22,762)
Net realized gain on investments                   37,931            297,865
Change in unrealized appreciation
  (depreciation) of investments                   334,058           (464,709)
                                               -----------------------------
Net increase (decrease) resulting
  from operations                                 371,669           (189,606)
                                               -----------------------------
Distribution from capital gains:
  Class A                                              --           (167,437)
  Class B(1)                                           --            (84,580)
  Class B                                              --            (29,346)
  Class C                                              --            (18,132)
  Class S                                              --            (40,006)
                                               -----------------------------
                                                       --           (339,501)
                                               -----------------------------
Distribution in excess of capital gains:
  Class A                                              --            (18,311)
  Class B(1)                                           --            (12,311)
  Class B                                              --             (4,271)
  Class C                                              --             (2,639)
  Class S                                              --             (5,823)
                                               -----------------------------
                                                       --            (43,355)
                                               -----------------------------
Net increase
  from fund share transactions                  1,282,387         13,981,931(1)
                                               -----------------------------
Total increase in net assets                    1,654,056         13,409,469

Net Assets
Beginning of year                                      --          1,654,056
                                               -----------------------------
End of year                                    $1,654,056        $15,063,525(2)
                                               =============================

--------------------------------------------------------------------------------
(2)   Includes undistributed net investment income of $273 and $0, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Health Sciences Fund

--------------------------------------------------------------------------------

(1)   These transactions break down by share class as follows:

                                         December 20, 1999
                                   (Commencement of Operations)                   Year ended
                                       to February 29, 2000                    February 28, 2001
                                   ---------------------------------------------------------------------
Class A                              Shares           Amount               Shares              Amount
========================================================================================================
Shares sold                         124,073         $1,282,387            420,984            $6,131,551*

Issued upon reinvestment of
  distribution from capital gains        --                 --             13,439               182,561

Shares redeemed                          --                 --            (73,080)           (1,028,398)
                                   ---------------------------------------------------------------------
Net increase                        124,073         $1,282,387            361,343            $5,285,714
                                   =====================================================================

                                                                                 October 16, 2000
                                                                           (Commencement of Share Class)
                                                                               to February 28, 2001
                                   ---------------------------------------------------------------------
Class B(1)                           Shares           Amount               Shares              Amount
========================================================================================================
Shares sold                              --                 --            326,314            $4,879,885**

Issued upon reinvestment of
  distribution from capital gains        --                 --              6,659                96,891

Shares redeemed                          --                 --             (4,528)              (64,932)
                                   ---------------------------------------------------------------------
Net increase                             --                 --            328,445            $4,911,844
                                   =====================================================================

Class B                              Shares           Amount               Shares              Amount
========================================================================================================
Shares sold                              --                 --            148,241            $2,192,828**

Issued upon reinvestment of
  distribution from capital gains        --                 --              2,281                33,186

Shares redeemed                          --                 --            (11,389)             (167,318)
                                   ---------------------------------------------------------------------
Net increase                             --                 --            139,133            $2,058,696
                                   =====================================================================

Class C                              Shares           Amount               Shares              Amount
========================================================================================================
Shares sold                              --                 --             44,879              $677,921**

Issued upon reinvestment of
  distribution from capital gains        --                 --              1,428                20,771

Shares redeemed                          --                 --               (595)               (8,380)
                                   ---------------------------------------------------------------------
Net increase                             --                 --             45,712              $690,312
                                   =====================================================================

Class S                              Shares           Amount               Shares              Amount
========================================================================================================
Shares sold                              --                 --             74,075            $1,141,923

Issued upon reinvestment of
  distribution from capital gains        --                 --              3,141                45,761

Shares redeemed                          --                 --            (10,311)             (152,319)
                                   ---------------------------------------------------------------------
Net increase                             --                 --             66,905            $1,035,365
                                   =====================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share.
      Metlife owned 107,743 shares of Class A, 27,024 shares of each Class B(1), Class B, and Class C and 27,022 shares of Class S of the fund.

* Includes $12,277 and $36,791 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $54,341, $1,669, $248 for Class B(1), Class B and Class C were paid by the distributor, not the fund.

--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                      Class A
                                              ====================================================
                                                    December 20, 1999
                                              (Commencement of Operations)       Year ended
Per Share Data                                   to February 29, 2000 (a)    February 28, 2001 (a)
==================================================================================================
Net asset value, beginning of period ($)                   10.00                     13.33
                                                           -----                     -----
 Net investment income (loss) ($)*                         (0.00)                    (0.06)

 Net realized and unrealized gain (loss)
 on investments ($)                                         3.33                      1.88
                                                           -----                     -----
Total from investment operations ($)                        3.33                      1.82
                                                           -----                     -----
 Distributions from capital gains ($)                       --                       (0.92)

 Distribution in excess of capital gains ($)                --                       (0.09)
                                                           -----                     -----
Total distributions ($)                                     --                       (1.01)
                                                           -----                     -----
Net asset value, end of year ($)                           13.33                     14.14
                                                           =====                    ======
Total return (%)(b)                                        33.30(c)                  14.31

Ratios/Supplemental Data
==================================================================================================
Net assets at end of period ($ thousands)                  1,654                     6,863

Expense ratio (%)*                                          1.50(d)                   1.57

Expense ratio after expense reductions (%)*                 1.50(d)                   1.54

Ratio of net investment income (loss)
to average net assets (%)*                                 (0.13)(d)                 (0.48)

Portfolio turnover rate (%)                                44.48                    139.09

*Reflects voluntary reduction of
expenses per share of these amounts                         0.18                      0.85

                                               Class B(1)   Class B      Class C      Class S
                                              =================================================
                                                               October 16, 2000
                                                         (Commencement of Share Class)
Per Share Data                                              to February 28, 2001 (a)
===============================================================================================
Net asset value, beginning of period ($)         15.50       15.50        15.50        15.50
                                                 -----       -----        -----        -----

 Net investment income (loss) ($)*               (0.04)      (0.04)       (0.04)        0.01

 Net realized and unrealized gain (loss)
 on investments ($)                              (0.63)      (0.65)       (0.66)       (0.68)
                                                 -----       -----        -----        -----
Total from investment operations ($)             (0.67)      (0.69)       (0.70)       (0.67)
                                                 -----       -----        -----        -----
 Distributions from capital gains ($)            (0.60)      (0.60)       (0.60)       (0.60)

 Distribution in excess of capital gains ($)     (0.09)      (0.09)       (0.09)       (0.09)
                                                 -----       -----        -----        -----
Total distributions ($)                          (0.69)      (0.69)       (0.69)       (0.69)
                                                 -----       -----        -----        -----
Net asset value, end of year ($)                 14.14       14.12        14.11        14.14
                                                 =====       =====        =====        =====
Total return (%)(b)                              (4.47)(c)   (4.61)(c)    (4.67)(c)    (4.48)(c)

Ratios/Supplemental Data
===============================================================================================
Net assets at end of period ($ thousands)        4,645       1,964          645          946

Expense ratio (%)*                                2.28(d)     2.28(d)      2.28(d)      1.28(d)

Expense ratio after expense reductions (%)*       2.25(d)     2.25(d)      2.25(d)      1.25(d)

Ratio of net investment income (loss)
to average net assets (%)*                       (0.81)(d)   (0.83)(d)    (0.83)(d)     0.18(d)

Portfolio turnover rate (%)                     139.09      139.09       139.09       139.09

*Reflects voluntary reduction of
expenses per share of these amounts               0.30        0.30         0.31         0.30

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c)   Not annualized.

(d)   Annualized.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of State Street Research Health Sciences Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at February 28, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2001


18  State Street Research Health Sciences Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity
Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH
One Financial Center o Boston, MA 02111-2690

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com.

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Argo Fund.

(3)   Formerly State Street Research Alpha Fund.

(4) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Health Sciences Fund prospectus. When used after June 30, 2001 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                      Growth

CONSERVATIVE                                                                          AGGRESSIVE
High Income Fund              Large-Cap Value Fund(2)            Global Resources Fund
Strategic Income Fund         Mid-Cap Value Fund(3)              Emerging Growth Fund
New York Tax-Free Fund        Strategic Growth & Income Fund     Health Sciences Fund
Tax-Exempt Fund               Strategic Income Plus Fund         Mid-Cap Growth Fund
Government Income Fund                                           Aurora Fund
Money Market Fund(4)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Large-Cap Growth Fund(1)
                                                                 Galileo Fund
                                                                 Investment Trust
                                                                 Legacy Fund

(C) 2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Control Number:(exp0402)SSR-LD                                      HS-1588-0401